UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 18, 2021

DIGITAL BRANDS GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-40400	46-1942864
(Commission File Number)	(IRS Employer Identification No.)

1400 Lavaca Street, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

(209) 651-0172

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001	DBGI	The Nasdaq Stock Market LLC
Warrants, each exercisable to purchase one share of Common Stock	DBGIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Underwriting Agreement

On May 13, 2021, Digital Brands Group, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Kingswood Capital Markets, a division of Benchmark Investments, Inc., acting as representative (the “Representative”) of the several underwriters named in the Underwriting Agreement (the “Underwriters”), relating to the Company’s underwritten public offering (the “Public Offering”) pursuant to which the Company agreed to issue and sell 2,409,639 shares (the “Firm Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), together with warrants to purchase 2,409,639 shares of Common Stock (the “Firm Warrants” and together with the Firm Shares, the “Firm Securities”)). The Firm Securities were sold to the public at a combined public offering price of $4.15 per share and were purchased by the Underwriters from the Company at a price of $3.82 per share. The Company also granted the Underwriters a 45-day option to purchase up to an additional 361,445 shares of Common Stock and warrants to purchase up to 361,445 shares of Common Stock at the same price (the "Option").

The shares were sold in the Public Offering pursuant to a Registration Statement on Form S-1, as amended (File No. 333-255193) (the “Registration Statement”), a related prospectus filed with the Securities and Exchange Commission and a Registration Statement on Form S-1 pursuant to 462(b) of the Securities Act of 1933, as amended (File No. 333-256174). The Public Offering closed on May 18 2021 and the Company sold 2,409,639 shares of Common Stock and 2,771,084 Warrants to the Underwriters for total gross proceeds of approximately $10 million, which includes 361,445 Warrants sold upon the partial exercise of the Option.

The Underwriting Agreement contains representations, warranties and covenants made by the Company that are customary for transactions of this type. Under the terms of the Underwriting Agreement, the Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. In addition, pursuant to the terms of the Underwriting Agreement, each of the Company’s officers and directors and certain stockholders of the Company have entered into lock-up agreements with the Underwriters pursuant to which each of them has agreed not to, for a period of 180 days from the effective date of the Registration Statement, offer, sell, transfer or otherwise dispose of the Company’s securities without the prior consent of the Representative, subject to limited exceptions. The Company also agreed to issue the Representative (or its designees) warrants to purchase shares of Common Stock equal to 5.0% of the aggregate number of shares of Common Stock sold in the Public Offering (the “Representative’s Warrants”).

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K is incorporated herein by reference. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Representative’s Warrants

On May 13, 2021, pursuant to the Underwriting Agreement, the Company issued the Representative’s Warrants to purchase up to an aggregate of 120,482 shares of Common Stock. The Representative’s Warrants may be exercised beginning on November 13, 2021 until May 13, 2026. The initial exercise price of each Representative’s Warrant is $5.19 per share, which represents 125% of the public offering price.

The foregoing summary of the Representative’s Warrants is qualified in its entirety by reference to the full text of the form of Representative’s Warrant, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Warrant Agency Agreement

On May 18, 2021, the Company also entered into a Warrant Agency Agreement with VStock Transfer LLC (“Warrant Agency Agreement”), pursuant to which VStock Transfer LLC agreed to act as transfer agent with respect to the Warrants. The foregoing summary of the Warrant Agency Agreement is qualified in its entirety by reference to the full text of the form of Warrant Agency Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Closing of Acquisition of Harper & Jones, LLC

On May 18, 2021, the Company closed its acquisition of Harper & Jones LLC pursuant to its previously disclosed Membership Interest Stock Purchase Agreement (as amended, the “Purchase Agreement”) with D. Jones Tailored Collection, Ltd. (the “Seller”), to purchase 100% of the issued and outstanding equity of Harper & Jones LLC (the “Acquisition”). Upon closing of the Acquisition and the other transactions contemplated by the Purchase Agreement, Harper & Jones LLC became a wholly-owned subsidiary of the Company. Pursuant to the Purchase Agreement, at the closing of the Acquisition, the Company paid approximately $9.6 million (subject to certain escrow arrangements set forth in the Purchase Agreement), financed with $500,000 from the proceeds of the Public Offering and the issuance of approximately $9.1 million of unregistered, restricted shares of Common Stock of the Company as further described in Item 3.02. Based on the public offering price of the Company’s Public Offering, the contracted number of shares had a value at issuance of $9.1 million.

See Item 9.01 of this Current Report on Form 8-K regarding the Financial Statements of Businesses Acquired.

The foregoing references to the Purchase Agreement and the transactions contemplated thereby are qualified in their entirety by reference to the full text of the Purchase Agreement, a copy of which, along with amendments to the Purchase Agreement, are attached as Exhibits 2.1, 2.2 and 2.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

As contemplated by the Purchase Agreement, as described in Item 2.01, as part of the closing of the Acquisition, on May 18, 2021 the Company issued 2,192,771 shares of the Company’s common stock as partial consideration to the Seller (calculated based on public offering price of the shares issued in the Public Offering) (the “Shares”), a portion of which will be held in escrow pursuant to the terms of the Purchase Agreement. The Shares were not registered under the Securities Act, in reliance on the private offering exemption from registration provided by Section 4(a)(2) of the Securities Act, and Regulation D as promulgated thereunder, and in reliance on the representations, warranties and covenants of the Seller set forth in the Purchase Agreement in support thereof. The Shares bear a legend restricting their further transfer or sale until they have been registered under the Securities Act or an exemption from registration thereunder is available, and further reflect additional lock-up restrictions on trading of the Shares, to be released 180 days following their issuance.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Certificate of Incorporation

On May 18, 2021, the Company filed a Sixth Amended and Restated Certificate of Incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the Company’s Public Offering. The Company’s board of directors and stockholders previously approved the Restated Certificate to be effective immediately prior to the closing of the Public Offering.

The Restated Certificate amends and restates the Company’s amended and restated certificate of incorporation, as amended, in its entirety to, among other things: (i) increase the authorized number of shares of common stock to 200,000,000 shares; (ii) authorize 10,000,000 shares of preferred stock that may be issued from time to time by the Company’s board of directors in one or more series; (iii) provide that directors may be removed from office only for cause by the affirmative vote of the holders of at least 66 2/3% in voting power of the Company’s outstanding capital stock then entitled to vote in an election of directors; (iv) eliminate the ability of the Company’s stockholders to take action by written consent in lieu of a meeting; and (v) designate the Court of Chancery of the State of Delaware to be the sole and exclusive forum for certain legal actions and proceedings against the Company.

The Restated Certificate also effected a 1-for-15.625 reverse stock split, effective upon the effectiveness of the Restated Certificate.

The foregoing description of the amendments made in the Restated Certificate is qualified by reference to the Restated Certificate, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Amended and Restated Bylaws

On May 18, 2021, in connection with the Public Offering, the Amended and Restated Bylaws, previously approved by the Company’s board of directors to become effective immediately as of the closing of the Public Offering, became effective. The Amended and Restated Bylaws amend and restate the Company’s bylaws in their entirety to, among other things: (i) establish procedures relating to stockholder meetings; (ii) establish procedures relating to the nomination of directors; and (iii) conform to the amended provisions of the Restated Certificate.

The foregoing description of the amendments made in the Amended and Restated Bylaws is qualified by reference to the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 8.01 Other Events.

On May 13, 2021 and May 18, 2021, the Company issued press releases announcing the pricing of the Public Offering and the closing of the Public Offering and the Company’s acquisition of Harper & Jones LLC, respectively. Copies of the press releases are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)       Financial Statements of Businesses Acquired

The audited consolidated financial statements of Harper & Jones LLC, as of and for the year then ended December 31, 2020, are incorporated by reference to the Company’s Registration Statement on Form S-1 (File No. 333-255193), filed with the Commission on April 13, 2021, and all amendments thereto.

(b)       Pro Forma Financial Information

The pro forma financial information of Digital Brands Group, Inc. reflecting the acquisition of Harper & Jones LLC are incorporated by reference to the Company’s Registration Statement on Form S-1 (File No. 333-255193), filed with the Commission on April 13, 2021, and all amendments thereto.

(d)       Exhibits

Exhibit No.	Exhibit
1.1	Underwriting Agreement, dated May 13, 2021, by and between Digital Brands Group, Inc. and Kingswood Capital Markets, division of Benchmark Investments, Inc., as representative of the underwriters named therein
2.1	Membership Interest Purchase Agreement dated October 14, 2020 among D. Jones Tailored Collection, LTD and Digital Brands Group, Inc. (formerly known as Denim.LA, Inc.) (incorporated by reference to our Current Report on Form 1-U (File No. 24R-00032), filed with the Commission on November 18, 2020)
2.2	First Amendment to Membership Interest Purchase Agreement dated December 31, 2020 among D. Jones Tailored Collection, LTD and Digital Brands Group, Inc. (formerly known as Denim.LA, Inc) (incorporated by reference to our Current Report on Exhibit 2.2 of the our Registration Statement on Form S-1 (File No. 333-255193), filed with the Commission on April 13, 2021, and all amendments filed thereto)
2.3	Second Amendment to Membership Interest Purchase Agreement dated May 10, 2021 among D. Jones Tailored Collection, LTD and Digital Brands Group, Inc. (formerly known as Denim.LA, Inc) (incorporated by reference to our Current Report on Exhibit 2.4 of the our Registration Statement on Form S-1 (File No. 333-255193), filed with the Commission on April 13, 2021, and all amendments filed thereto)
3.1	Sixth Amended and Restated Certificate of Incorporation
3.2	Amended and Restated Bylaws
4.1	Representative’s Warrant dated May 18, 2021
10.1	Warrant Agency Agreement, dated as of May 18, 2021, between Digital Brands Group, Inc. and VStock Transfer LLC
23.1	Consent of dbbmckennon
99.1	Press release dated May 13, 2021
99.2	Press release dated May 18, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL BRANDS GROUP, INC.

Date: May 18, 2021

	By:	/s/ John Hilburn Davis IV
	Name:	John Hilburn Davis IV
	Title:	President and Chief Executive Officer